SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 27, 2003




                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

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                    Delaware                                000-31989                          54-1987541
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(State or other jurisdiction of incorporation)       (Commission File No.)        (I.R.S. Employer Identification No.)


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                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700

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Item 7.  Exhibits

     99.1 Press Release of Convera Corporation dated August 27, 2003, reporting financial results for the fiscal quarter ended July 31, 2003.

Item 12.  Results Of Operations And Financial Condition

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of the Company, dated August 27, 2003, reporting the Company's financial results for the fiscal quarter ended July 31, 2003. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            CONVERA CORPORATION



                                            By:      /s/  Christopher M. Mann
                                                     Christopher M. Mann
                                                     Chief Financial Officer



Date:  August 29, 2003